Earnings Per Share	6 Months Ended
Jun. 30, 2024
Earnings Per Share [Abstract]
EARNINGS PER SHARE

14. EARNINGS PER SHARE

Basic and diluted earnings per share for the periods presented were calculated as follows:

	For the Six Months Ended June 30,
	2024	2023
Numerator:
Net income attributable to the Company’s ordinary shareholders (US$’000)	36,639	7,822

Denominator:
Weighted average number of ordinary shares outstanding used in calculating basic and diluted earnings per share	159,525,286	150,000,000
Basic and diluted earnings per share (US$)	0.23	0.05

As the average market price of Common Stock for the six months ended June 30, 2024 and 2023 did not exceed the exercise price of the warrants, the potential dilution from the warrants converting into 5,382,291 shares of Common Stock for all periods have been excluded from the number of shares used in calculating diluted net income per share as their inclusion would have been antidilutive.